EXHIBIT 32-2

Certification Pursuant to Section 906
of the Earbanes-Oxly Act of 2002

I, James W. Distelrath, Chief Financial Officer of Clarkston Financial Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     the Annual Report on Form 10-KSB for the year ended December 31, 2005 which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)     the information contained in the Annual Report on Form 10-KSB for the year ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Clarkston Financial Corporation.

Dated: March __, 2006

/s/ James W. Distelrath —————————————— James W. Distelrath Chief Financial Officer